July 24, 2025 I N V E S T O R P R E S E N T A T I O N F O U R T H Q U A R T E R F I S C A L 2 0 2 5 Exhibit 99.2

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation.

Kearny Financial Corp. Company Overview NASDAQ: KRNY Founded: 1884 Assets: $7.7 billion Loans $5.8 billion Deposits $5.7 billion TBV Per Share: $9.77 Market Cap: $417.2 million1 1 As of June 30, 2024 2 As of June 30, 2024 Source: S&P Global Market Intelligence & Company Filings 3 Branch/Office Footprint Company Profile Ranked among the top 10 New Jersey-based financial institutions by assets and deposits. Operates 43 full-service branches across 12 counties in New Jersey and New York City. Active acquirer, having completed seven whole-bank acquisitions since 1999. Source: Company Filings 1 As of June 30, 2025. 3

4 Founded Kearny, NJ 1884 Obtained Federal Charter 1941 South Bergen Savings Bank Acquired 1999 Pulaski Bancorp Acquired 2003 West Essex Bank Acquired 2004 Completed First-Step Mutual Conversion & IPO of $218.2M 2005 Central Jersey Bancorp Acquired 2011 Atlas Bank Acquired 2014 Formed the KearnyBank foundation funded with $10M 2015 Completed Second-Step Conversion and $717.5M Stock Offering 2015 Converted to NJ State - Chartered Savings Bank 2017 Clifton Bancorp Acquired 2018 MSB Financial Corp. Acquired 2020 Introduced Private Client Services 2021 Established Kearny Investment Services 2022 141 Years: Franchise Milestones “Serving our Communities and Clients” 4

4Q25 Financial Highlights 1 GAAP to Adjusted reconciliation on page 22. No adjustments for this quarter. 2 Excludes Yield Adjustments. Source: Company Filings. 5 Net Income GAAP Adjusted1 $6.8 million $6.8 million Basic/Diluted EPS GAAP Adjusted1 $0.11 $0.11 Net Interest Income CET-1 Ratio $35.8 million 14.49% Total Assets $7.7 billion Total Deposits Total Loans2 $5.7 billion $5.8 billion Sustained Earnings Growth Net income rose to $6.8 million, with EPS steady at $0.11, reflecting consistent performance and disciplined financial management. Pre-Tax, Pre-Provision EPS Growth Pre-tax, pre-provision earnings per share increased 23% to $0.16 per diluted share, highlighting improved core profitability and operating leverage. Net Interest Margin Expansion Net interest income grew 5.3% as NIM improved 10 bps to 2.00%, driven by improving loan yields and deposit cost management. Diversified Non-Interest Revenue Non-interest income rose 9.4%, led by higher BOLI income, loan sale gains, and stronger fee revenue. Efficiency Expense Management Non-interest expense to average assets was 1.62%, reflecting disciplined expense management. Strong Credit Quality Net charge-offs were less than 0.01% of average loans reflecting strong underwriting and portfolio quality. Branch Network Optimization Regulatory approval received to consolidate three branches; scheduled to close by October 2025, with minimal expected financial impact.

Sustained Earnings Growth and Margin Expansion Net Interest Income & Net Interest Margin 6 Earnings Metrics 2 $32,446 $32,612 $34,042 $35,843 1.80% 1.82% 1.90% 2.00% 1Q25 2Q25 3Q25 4Q25 Net Interest Income Net Interest Margin $6,092 $6,566 $6,648 $6,769 $7,286 $7,924 $8,214 $9,941 $0.10 $0.10 $0.11 $0.11 $0.12 $0.13 $0.13 $0.16 1Q25 2Q25 3Q25 4Q25 Net income Pre-tax, pre-provision net revenue Earnings per share, Diluted ($) Pre-tax, pre-provision earnings per share ($) 1 See “Non-GAAP Financial Information” for reconciliation on page 22. Source: Company Filings. 1 ($ thousands) ($ thousands, except per share data)

Capital Strength Equity Capitalization Level 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of June 30, 2025 are preliminary. 2 Well capitalized regulatory minimums are determined at Bank level. Source: Company Filings. 7 Regulatory Capital Ratios1,2 8.43% 8.31% 8.27% 8.31% 8.27% 9.81% 9.67% 9.63% 9.67% 9.64% 4Q24 1Q25 2Q25 3Q25 4Q25 Tangible Common Equity / Tangible Assets Equity / Assets 5.00% 6.50% 8.00% 10.00% 9.23% 14.49% 14.49% 15.37% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital Well Capitalized Regulatory Minimum

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 8 Net Charge-offs to Average Total Loans Between 2006 and 2025, including the periods of the Global Financial Crisis and the COVID-19 Pandemic, KRNY maintained an average annual net charge-off rate of 9 basis points, significantly lower than the 48 basis points average for all commercial banks (US Banks not among the top 100)1. Cumulative charge-offs for KRNY between 2006 and 4Q25 were minimal, totaling $39.8 million. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Commercial Banks (not among top 100) KRNY Global Hurricane Sandy COVID-19 Pandemic

Diversified Loan Portfolio Loan Composition1 Geographic Distribution1 Loan Trend 1 As of June 30, 2025. Source: S&P Global Market Intelligence & Company Filings. 9 ($ millions) 1-4 Family 30.1% Home Equity 0.9% Multi-family 46.6% CRE 17.0% Construction 3.1% C&I 2.4% QTD Yield on Loans 4.56% LTV 60.4% $1,756 $1,768 $1,765 $1,761 $1,749 $2,646 $2,646 $2,723 $2,733 $2,710 $948 $951 $950 $988 $987 $5,749 $5,786 $5,800 $5,850 $5,815 4Q24 1Q25 2Q25 3Q25 4Q25 1-4 Family Home Equity Multi-family CRE Construction C&I New York 33.2% New Jersey 55.8% Pennsylvania 6.2% Other 4.9%

Opportunity to Drive Margin Expansion 10 Multifamily / CRE Loan Repricing Opportunity1 Loan Repricing: CRE loan portfolio reprices based on the 5-Year Treasury rate plus a spread or contractual terms. Projected Interest Income Growth: Assuming replacement into similar loan type, repricing through 2029 presents the opportunity to generate a cumulative annual increase in interest income of ~$55 million. Yield Optimization / Loan Portfolio Remix Opportunity: As loans mature, capital can be strategically reallocated to higher- yielding asset classes, enhancing overall returns. 1 Excludes coupon greater than 6%. Based on a calendar year view. 2 Repricing Rate: Maturing loans assume treasury + a spread and Repricing loans assume contractual terms. Source: Company Filings $77,697 $230,412 $454,798 $90,119 $239,559 $29,532 $186,309 $278,782 $72,927 $56,041 3.60% 3.71% 3.75% 3.97% 3.88% 6.54% 7.03% 7.14% 6.56% 6.83% Remainder 2025 2026 2027 2028 2029 Maturing Repricing Current Rate Repricing Rate (if repriced 7/14/25) Average Implied Spread of 3.19% ($ thousands) 2

Multifamily Loan Portfolio Multifamily Loan Portfolio Composition1 New York City (“NYC”) Multifamily1 Source: Company Filings 1 As of June 30, 2025. 11 Observations $ in millions NYC Multifamily Loan Portfolio by Location Outstanding Asset Quality: Exceptional asset quality across multiple credit cycles. Diversified Portfolio: Less than half of the Multifamily portfolio is in NYC, with only 5% rent-regulated. Upcoming Loan Maturities: 13% of NYC Multifamily loans maturing or repricing over the next 12 months. Majority NYC Free Market 39.9% Outside NYC 54.8% Fully NYC Rent Regulated 1.9% Majority NYC Rent Regulated 3.4% Total MF $2.7B Loan Value % Brooklyn $810 64.3% Queens 169 13.4% Manhattan 140 11.1% Bronx 142 11.2% Total NYC MF Loan Portfolio $1,261 100.0% NYC Multifamily Portfolio: $1.2 billion Average Loan Balance: $3.41 million Weighted Average LTV: 61.6% Nonperforming Loans / Total MF Loans: 1.23% Next 12 Months of Maturity & Repricing: $155.6 million

CRE Loan Detail Source: Company Filings. 1 As of June 30, 2025. 12 CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1 Retail 28.9% Mixed Use 24.8% Office 13.4% Industrial 18.5% Specialty & Other 10.4% Medical 4.0% Total CRE $987M New Jersey 55.8% Brooklyn 9.2% New York (Ex. Brooklyn) 26.2% Pennsylvania 4.3% Other 4.5% LTV 50.5%

Office Portfolio 1 As of June 30, 2025. Source: Company Filings. 13 Office Portfolio by Contractual Maturity1 13.4% of total CRE portfolio or $132 million Average loan size of $1.9 million ($ millions) Office Loan Geographic Distribution1 LTV 49.6% DSCR 1.8x Manhattan 17.1% New York (Excl. Manhattan) 14.2% New Jersey 65.4% Other 3.3% Total Office $132M $3 $9 $34 $17 $9 $60 $0 $10 $20 $30 $40 $50 $60 $70 2025 2026 2027 2028 2029 2030+

Asset Quality Metrics Non-Performing Assets / Total Assets 1 As of June 30, 2025; amounts shown in millions. Source: Company Filings. 14 Net Charge-Offs / Average Loans 0.52% 0.51% 0.49% 0.49% 0.59% 4Q24 1Q25 2Q25 3Q25 4Q25 Multi-family $30.9 CRE $5.8 C&I $2.2 1-4 Family $6.6 Home Equity $0.2 NPL’s $45.6M Non-Performing Loans1 0.25% 0.01% 0.04% 0.03% 0.00% 4Q24 1Q25 2Q25 3Q25 4Q25 Increase driven by a single C&I relationship

Asset Quality Metrics Allowance for Credit Losses 1 As of June 30, 2025. 2 Commercial includes Multifamily, CRE, C&I and Construction loans. Consumer includes Residential and Home Equity Loans. Source: Company Filings. 15 ACL by Loan Segment1 ($ millions) $44.9 $44.9 $44.5 $44.5 $46.2 0.78% 0.78% 0.77% 0.76% 0.79% 4Q24 1Q25 2Q25 3Q25 4Q25 ACL Balance ACL to Total Loans Receivable $4,013 $1,802 0.88% 0.60% Commercial Consumer Loan Balance ACL/Loans

Granular Deposit Franchise 1 As of June 30, 2025. Source: Company Filings. 16 Non-Maturity Deposit Mix1 ($ millions) 21.5% 13.4% 13.3% 41.6% 10.3% Deposit Composition Deposit Growth $1,199 $1,216 $1,214 $1,218 $1,219 $408 $733 $733 $733 $758 $643 $682 $742 $758 $754 $2,309 $2,248 $2,380 $2,411 $2,362 $598 $592 $602 $587 $582$5,158 $5,471 $5,671 $5,707 $5,675 4Q24 1Q25 2Q25 3Q25 4Q25 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 63.8% Commercial 22.0% Government 14.2%

Retail Deposit Detail 1 Quarters are based on a calendar year view. 2As of June 30, 2025. 3 Excludes brokered and state & local government deposits. Source: Company Filings. 17 Retail CD Maturities1 Retail Deposit Segmentation2,3 ($ millions) $285 $532 $275 $67 $60 3.64% 3.69% 3.70% 3.14% 2.03% 3Q25 4Q25 1Q26 2Q26 3Q26 & Beyond Product # of Accounts Balance ($ millions) Average Balance per Account Checking 52,351 $ 2,420 $ 46,224 Savings 29,873 754 25,225 CDs 23,146 1,205 52,064 Total Retail Deposits 105,370 $ 4,378 $ 41,554

Investment Securities 1 As of June 30, 2025. 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees. 3 Assumes 29% marginal tax rate. Source: Company Filings. 18 Securities Composition1 Securities Average Balance & Yield Trend As of June 30, 2025, the after-tax net unrecognized loss on securities held- to-maturity was $9.6 million, or 1.52% of tangible equity3 AFS/HTM & Effective Duration ($ millions) 2 $1,357 $1,327 $1,296 $1,261 $1,236 4.39% 4.36% 4.28% 4.06% 4.00% 4Q24 1Q25 2Q25 3Q25 4Q25 Securities Portfolio Yield on Investments AFS , 89.4% HTM , 10.6% Total Effective Duration ≈ 3.7 years Floating rate securities ≈ 32.5% Corporate Bonds 12.4% CLO 28.6% ABS Student Loans 5.3% Agency MBS 53.2% Municipal Bonds 0.7%

Best-in-Class Operating Efficiency 1 Adjusted for previously disclosed goodwill impairment. Source: S&P Global Market Intelligence & Company Filings. 19 1.76% 1.73% 1.61% 1.55% 1.62% 1.69% 1.51% 1.50% 1.58% 1.40% 1.45% 1.50% 1.55% 1.60% 1.65% 1.70% 1.75% 1.80% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Adjusted Non-interest Expense to Average Assets $68 $74 $75 $96 $114 $130 $131 $120 $132 1 21 41 61 81 101 121 2017 2018 2019 2020 2021 2022 2023 2024 4Q25 1.9x Deposits per Branch ($ millions) 1

20 Conservative Underwriting Culture Comprehensive CRE / Multifamily Underwriting Highly disciplined LTV and DSCR standards Interest rates stressed at origination DSCR based on in-place rents, not projections, with conservative allowances for vacancy NOI underwritten to include forecasted expense increases and full taxes (where a tax abatement exists) Approval Authority & Underwriting Consistency Lending authority aggregated by borrower/group of related borrowers Technology ensures consistent and efficient underwriting and risk rating process Multi-faceted Loan Review & Stress Testing Semi-annual third-party loan-level stress testing and annual capital-based stress testing Quarterly third-party portfolio loan review with 65% of total portfolio reviewed on an annual basis Annual internal loan reviews on all commercial loans with balances of $2.5 million or greater Proactive Workout Process Dedicated team of portfolio managers and loan workout specialists Weekly meetings comprised of loan officers, credit personnel and special assets group to pre-emptively address delinquencies or problem credits Philosophy of aggressively addressing impaired assets in a timely fashion Senior Credit Officer Approval Management Loan Committee Approval Board Loan Committee Approval

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis1,2 1 Estimated amount of uninsured deposits reported in June 30, 2025 Call Report. 2 As of June 30, 2025. 21 Available liquidity is 2.7x greater than the estimated uninsured deposits, excluding the items mentioned above. Liquidity Capacity2 1 Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,989$ Less: Collateralized State & Local Government Deposits (523) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (652) Estimated uninsured deposits excluding items above: 814$ Total Deposits 5,675$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 14.3% Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 337$ -$ 337$ External Sources: FRB 1,191 - 1,191 FHLB 1,951 1,256 695 Total Liquidity 3,480$ 1,256$ 2,224$

Non-GAAP Reconciliation 22 Reconciliation of GAAP to Non-GAAP (Dollars and Shares in Thousands, Except Per Share Data) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Adjusted net income: Net income (loss) (GAAP) $6,769 $6,648 $6,566 $6,092 ($90,079) Non-recurring transactions - net of tax: Net effect of sale and call of securities - - - - - Net effect of bank-owned life insurance restructure - - - - 392 Goodwill impairment - - - - 95,283 Adjusted net income $6,769 $6,648 $6,566 $6,092 $5,596 Calculation of pre-tax, pre-provision net revenue: Net income (loss) (GAAP) $6,769 $6,648 $6,566 $6,092 ($90,079) Adjustments to net income (GAAP): Provision for income taxes $1,387 $1,200 $1,251 $1,086 ($917) Provision for credit losses $1,785 $366 $107 $108 $3,527 Pre-tax, pre-provision net revenue (non-GAAP) $9,941 $8,214 $7,924 $7,286 ($87,469) Adjusted earnings per share: Weighted average common shares - basic 62,597 62,548 62,443 62,389 62,254 Weighted average common shares - diluted 62,755 62,713 62,576 62,420 62,330 Earnings per share - basic (GAAP) $0.11 $0.11 $0.11 $0.10 ($1.45) Earnings per share - diluted (GAAP) $0.11 $0.11 $0.10 $0.10 ($1.45) Adjusted earnings per share - basic (non-GAAP) $0.11 $0.11 $0.11 $0.10 $0.09 Adjusted earnings per share - diluted (non-GAAP) $0.11 $0.11 $0.10 $0.10 $0.09 Pre-tax, pre-provision net revenue per share: Pre-tax, pre-provision net revenue per share - basic (non-GAAP) $0.16 $0.13 $0.13 $0.12 ($1.41) Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) $0.16 $0.13 $0.13 $0.12 ($1.41) Adjusted return on average assets: Total average assets $7,638,882 $7,633,734 $7,633,900 $7,688,433 $7,695,080 Return on average assets (GAAP) 0.35% 0.35% 0.34% 0.32% -4.68% Adjusted return on average assets (non-GAAP) 0.35% 0.35% 0.34% 0.32% 0.29% Adjusted return on average equity: Total average equity $744,187 $745,225 $747,850 $750,678 $751,070 Return on average equity (GAAP) 3.64% 3.57% 3.51% 3.25% -47.97% Adjusted return on average equity (non-GAAP) 3.64% 3.57% 3.51% 3.25% 2.98% For the quarter ended